                           THE FAIRCHILD CORPORATION

                             LETTER OF TRANSMITTAL

                      TO EXCHANGE SHARES OF COMMON STOCK

                                      OF

                            BANNER AEROSPACE, INC.

                      FOR SHARES OF CLASS A COMMON STOCK

                                      OF

                           THE FAIRCHILD CORPORATION

                          PURSUANT TO THE PROSPECTUS
                              DATED MAY 11, 1998
                                      BY
                           THE FAIRCHILD CORPORATION

             THE EXCHANGE OFFER, PRORATION PERIOD AND WITHDRAWAL
             RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
          TIME, ON TUESDAY, JUNE 9, 1998 UNLESS THE EXCHANGE OFFER
                                 IS EXTENDED

         TO: CHASEMELLON SHAREHOLDER SERVICES, L.L.C., EXCHANGE AGENT

                          BY FACSIMILE
     BY MAIL:             TRANSMISSION:         BY HAND:                      BY OVERNIGHT COURIER:
  Post Office Box 3301    (201) 329-8936    120 Broadway, 13th Floor          85 Challenger Road
 South Hackensack,                          New York, NY 10271                Mail Drop-Reorg
     NJ 07606            CONFIRMATION       Attn: Reorganization              Ridgefield Park, NJ 07660
       Attn:             OF FACSIMILE                Department               Attn: Reorganization Department
  Reorganization         TRANSMISSION
    Department             ONLY:
                      (201) 296-4860

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

  Your bank or broker can assist you in completing this form. The Instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Information Agent at the address indicated below.

  List below the certificate(s) representing shares of Banner Shares to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate number(s) and number of shares represented thereby should be listed on a separate signed schedule affixed hereto.

  THE UNDERSIGNED, BY COMPLETING THE BOX BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED BANNER SHARES REPRESENTED BY THE CERTIFICATE(S) DESCRIBED BELOW.

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF REGISTERED
HOLDER(S) (PLEASE FILL IN, IF BLANK,
EXACTLY AS NAME(S) APPEAR
ON SHARE CERTIFICATE(S))           SHARE CERTIFICATE(S) TENDERED
                               (ATTACH ADDITIONAL LIST, IF NECESSARY)
----------------------------------------------------------------------
                                     TOTAL NUMBER
                                       OF SHARES
                       SHARE          REPRESENTED
                    CERTIFICATE        BY SHARE          NUMBER OF
                    NUMBER(S)*      CERTIFICATE(S)*  SHARES TENDERED**
                   ---------------------------------------------------
                   ---------------------------------------------------
                   ---------------------------------------------------
                   ---------------------------------------------------
                   ---------------------------------------------------
                   ---------------------------------------------------
                      TOTAL
                      SHARES
-------------------------------------------------------------------------------
 * Need not be completed by Book-Entry Stockholders.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered. See Instruction 2.

  This Letter of Transmittal may be used either if shares of Banner are to be forwarded herewith or if tenders are to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depositary Trust Company ("DTC"), pursuant to procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Banner Shares." Stockholders who tender Banner Shares by book-entry transfer are sometimes referred to herein as "Book-Entry Stockholders." Delivery of documents to DTC does not constitute delivery to the Exchange Agent. See Instruction 1.

  Any stockholder who desires to tender Banner Shares and such Banner Shares are not immediately available or who cannot deliver their Banner Shares and all other documents required hereby to the Exchange Agent prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may tender their Banner Shares according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Banner Shares.". See Instruction 1. DELIVERY OF DOCUMENTS VIA BOOK-ENTRY TRANSFER DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

[_]CHECK HERE IF BANNER SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
   TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
   FOLLOWING:

  Name of Tendering Stockholder: _____________________________________________

  Account Number: __________________     Transaction Code Number: _____________

[_]CHECK HERE IF BANNER SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

  Name(s) of Registered Holder(s): ___________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution which Guaranteed Delivery: _____________________________

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby tenders to the Company the number of Banner Shares indicated above. Subject to, and effective upon, the acceptance for exchange of the Banner Shares tendered herewith and satisfaction of the terms and conditions of the agreement between the Company and ChaseMellon Shareholder Services, L.L.C., as exchange agent (the "Exchange Agent Agreement"), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Banner Shares as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with the full knowledge that said Exchange Agent also acts as agent of the Company) with respect to such Banner Shares with full power and substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (a) deliver such Banner Shares or transfer ownership of such Banner Shares on the account books maintained by DTC and deliver, in either such case, all accompanying evidences of transfer and authenticity to, or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Fairchild Class A Common Stock to which the undersigned is entitled upon the acceptance by the Company of such Banner Shares under the Exchange Offer; and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Banner Shares, all in accordance with the terms and subject to the conditions set forth in the Exchange Offer, subject in each case to the terms and conditions of the Exchange Agent Agreement.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Banner Shares tendered hereby and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim when the same are acquired by the Company, subject in each case to the terms and conditions of the Exchange Agreement. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Banner Shares tendered hereby.

  All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as otherwise provided in the Prospectus, tenders of Banner Shares made pursuant to the Exchange Offer are irrevocable. This tender may be revoked only in accordance with the procedures set forth in the Instructions contained in this Letter of Transmittal.

  The Company's acceptance of validly tendered Banner Shares will constitute a binding agreement between the undersigned and the Company with respect to such Banner Shares upon the terms and subject to the conditions set forth in the Exchange Offer. The undersigned recognizes that under certain circumstances set forth in the Prospectus, the Company may not be required to accept for payment any of the Banner Shares tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions," below, please deliver the shares of Fairchild Class A Common Stock and any cash payment in lieu of fractional shares, as discussed in the Prospectus, in the name of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," below, please send the shares of Fairchild Class A Common Stock and any cash payment in lieu of fractional shares to the undersigned at the address shown below the signature of the undersigned. The undersigned understands that Book-Entry Stockholders may request that any Banner Shares not exchanged be returned by crediting the account maintained by DTC as such Book-Entry Stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Banner Shares from the name of the registered holder thereof if the Company does not accept for exchange any of the tendered Banner Shares.

  THE UNDERSIGNED, BY COMPLETING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO
         HAVE TENDERED THE BANNER SHARES AS SET FORTH IN THE BOX ABOVE

                                PLEASE SIGN HERE
                             (INSTRUCTIONS 1 AND 3)
 ______________________________________________________________________________
 ______________________________________________________________________________
                         SIGNATURE(S) OF STOCKHOLDER(S)
 DATED: _________________, 1998

 (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity for the registered holder(s), please provide the necessary information. See Instruction 3 hereof.)


 Name(s): _____________________________________________________________________
 ______________________________________________________________________________
                                 (PLEASE PRINT)

 Capacity (Full Title): _______________________________________________________

 Address: _____________________________________________________________________

 ______________________________________________________________________________
 ______________________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number: ______________________________________________

 Tax Identification or Social Security No.: ___________________________________

                              SIGNATURE GUARANTEE
                        (IF REQUIRED--SEE INSTRUCTION 3)

 Signature(s) Guaranteed by all Eligible Institutions (if required by Instruction 4):

 Authorized Signature: ________________________________________________________

 Name: ________________________________________________________________________
                                 (PLEASE PRINT)

 Name of Firm: ________________________________________________________________

 Dated: _________________, 1998

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 4 AND 5)                   (SEE INSTRUCTIONS 4)


                                           To be completed ONLY if
 To be completed ONLY if                   Certificates for Banner Shares
 Certificates for Banner Shares            not exchanged and/or Fairchild
 and payment in lieu of any                Stock certificates issued in the
 fractional shares are to be               name of the person whose
 issued in the name of and sent to         signature appears on the face of
 someone other than the person             this Letter of Transmittal and
 whose signature appears on the            payment in lieu of any fractional
 face of this Letter of                    shares are to be sent to someone
 Transmittal or if Banner Shares           other than such person or to such
 tendered by book-entry transfer           person at an address other than
 which are not exchanged are to be         that shown in the box entitled
 returned by credit to an account          "Description of Shares Tendered"
 maintained by DTC.                        on the face of this Letter of
                                           Transmittal.

 [_Banner]Shares to:

                                           Mail and Deliver:
 [_Fairchild]Class A Common Stock
   certificates to:                        [_Banner]Shares to:


 [_Credit]unexchanged Banner               [_Fairchild]Class A Common Stock
   Shares tendered by book-entry             Certificate to:
   transfer to the DTC account set         Names: ___________________________
   forth below:                                  (PLEASE TYPE OR PRINT)

                                           Address: _________________________
 Issue and Mail:                           __________________________________

                                           __________________________________
 Names: ___________________________                (INCLUDE ZIP CODE)
       (PLEASE TYPE OR PRINT)              __________________________________
 Address: _________________________          (TAX IDENTIFICATION OR SOCIAL
 __________________________________                  SECURITY NO.)
 __________________________________
         (INCLUDE ZIP CODE)
 __________________________________
        (DTC ACCOUNT NUMBER)
 __________________________________
   (TAX IDENTIFICATION OR SOCIAL
           SECURITY NO.)

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for Banner Shares, or any book-entry transfer into the Exchange Agent's account at DTC of Banner Shares tendered electronically, as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein or (in the case of tenders of book-entry transfers) confirmed to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus). The method of delivery of this Letter of Transmittal, the Banner Shares and any other required documents is at the election and risk of the Stockholder, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent.

  Stockholders whose Banner Shares are not immediately available or who cannot deliver their Banner Shares and all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Banner Shares pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) tenders must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) prior to the Expiration Date the Exchange Agent must have received (by telegram, facsimile transmission, mail or hand delivery) from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery setting forth the name and address of the holder of the Banner Shares and the number of shares of Banner Shares tendered, stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date, this Letter of Transmittal together with the Banner Shares and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent or delivered by book-entry transfer as described above; and (iii) the certificates for all tendered shares of Banner Shares, or a confirmation of a book-entry transfer of such Banner Shares into the Exchange Agent's account at DTC as described above, as well as this Letter of Transmittal (duly executed and properly completed) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in the Prospectus under "The Exchange Offer--Procedures for Tendering Banner Shares."

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), shall waive any right to receive notice of the acceptance of their Banner Shares for exchange.

  Neither the Company, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

  See "The Exchange Offer" section of the Prospectus.

  2. PARTIAL TENDERS; WITHDRAWALS. If fewer than the entire number of shares of Banner Shares evidenced by a submitted certificate are to be tendered, the tendering Stockholder should fill in the number of shares to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the shares that were evidenced by old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration of the Exchange Offer. All shares of Banner Shares evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Tenders of Banner Shares may be withdrawn at any time by delivering a written, telegraphic or facsimile transmission notice of withdrawal to the Exchange Agent prior to 12:00 Midnight, New York City Time, on the Expiration Date. For a withdrawal to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth on the back cover hereof. Any such notice of withdrawal must specify the name of the person who tendered the Banner Shares, the number of Banner Shares to be withdrawn, and, if certificates representing such Banner Shares have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder(s), if different from the name of the person who tendered the Banner Shares. If certificates have been delivered to the Exchange Agent, the serial numbers shown on the particular certificates evidencing the Banner Shares to be withdrawn and a signed notice of withdrawal (with such signatures guaranteed by an Eligible Institution) must be submitted prior to the physical release of the certificates for the Banner Shares to be withdrawn. If Banner Shares to be withdrawn has been tendered pursuant to the procedure for book-entry tender, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Banner Shares. All questions as to form and validity (included time of receipt) of notices of withdrawal will be determined by Fairchild, in its sole discretion, and its determination shall be final and binding.

  3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution").

  If any of the shares of Banner Shares tendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered shares of Banner Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

  When this Letter of Transmittal is signed by the registered holder or holders of the shares of Banner Shares listed and tendered hereby, no endorsements of certificates or separate stock powers are required. If, however, certificates for the Fairchild Stock are to be issued, or certificates for any untendered shares of Banner Shares are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate stock powers are required.

  If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) listed, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificate(s).

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

  Endorsements on certificates for Banner Shares or signatures on stock powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

  Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Banner Shares are tendered: (i) by a registered holder of such Banner Shares (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC whose name appears on a security position listing as the owner of Banner Shares) who has not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

  4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Stockholders should indicate in the applicable box the name and address to which Fairchild Class A Common Stock (and any cash payment in lieu of fractional shares) and/or certificates for shares of Banner Shares not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification or Social Security number of the person named must also be indicated. If no such instructions are given, such shares of Banner Shares not exchanged will be returned to you, including, if applicable, crediting the account at DTC designated above the box entitled "Description of Shares Tendered."

  THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a Stockholder whose tendered Banner Shares is accepted for exchange must provide the Company (as payer) with his correct taxpayer identification number ("TIN"), which, in the case of a Stockholder who is an individual, is his Social Security number. If the Company is not provided with the correct TIN, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such Stockholder of any cash payment in lieu of fractional shares of Fairchild Class A Common Stock pursuant to the Exchange Offer may be subject to backup withholding in an amount equal to 20% of any such cash payment. If the withholding results in an overpayment of taxes, a refund may be obtained.

  Exempt Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  To prevent backup withholding, each tendering Stockholder must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Stockholder is awaiting a TIN) and that (i) the Stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Stockholder that he is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Stockholders must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Banner Shares is in more than one name or is not in the name of the actual owner, consult the enclosed guidelines for information on which TIN to report.

  6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Banner Shares to it or its order pursuant to the Exchange Offer. If, however, Fairchild Class A Common Stock and/or certificates for shares of Banner Shares not exchanged are to delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Banner Shares tendered hereby, or if tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and sale of Banner Shares to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Stockholder. If satisfactory evidence of payment of such taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Stockholder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Stockholder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

  7. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any conditions enumerated in the Prospectus.

  8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any Stockholder whose Banner Share certificates have been mutilated, lost, stolen or destroyed should contact the Transfer Agent at Harris Trust and Savings Bank for further instructions.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 5)

---------------------------------------------------------------------------------------------------------------
 PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
---------------------------------------------------------------------------------------------------------------
 SUBSTITUTE FORM W-9                                  PART I--PLEASE PROVIDE YOUR          PART III--SOCIAL
DEPARTMENT OF THE TREASURY                            TIN IN THE BOX AT RIGHT AND          SECURITY NUMBER OR
INTERNAL REVENUE SERVICE                              CERTIFY BY SIGNING AND               EMPLOYEE ID NUMBER
                                                      DATING BELOW
                                                      ---------------------------
 PAYER'S REQUEST FOR                                  PART II--FOR PAYEES EXEMPT      -------------------------
 TAXPAYER IDENTIFICATION                              FROM BACKUP WITHHOLDING,              (IF AWAITING TIN
 NUMBER (TIN)                                         SEE THE ENCLOSED GUIDELINES           WRITE
                                                      FOR CERTIFICATION OF                  "APPLIED FOR")
                                                      TAXPAYER IDENTIFICATION
                                                      NUMBER ON SUBSTITUTE FORM
                                                      W-9 AND COMPLETE AS
                                                      INSTRUCTED THEREIN.
--------------------------------------------------------------------------------

 CERTIFICATIONS--Under penalties of perjury, I certify that:
  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
  (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------

 Signature: _____________________________Date: _______________________


 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE BOX IN PART III OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide the Exchange Agent a Taxpayer Identification Number within sixty (60) days.

 Signature: ______________________________________________Date: ______________


  Questions and requests for assistance or additional copies of the Prospectus, Letter of Transmittal and other Exchange Offer materials may be directed to the Information Agent as set forth below:

                The Information Agent for the Exchange Offer is:

                     CHASEMELLON SHAREHOLDER SERVICES, LLC
                        450 West 33rd Street, 14th Floor
                            New York, New York 10001

                 BANKS AND BROKERS CALL COLLECT: (212) 273-8080
                   ALL OTHERS CALL TOLL-FREE: (888) 224-2745